EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES OXLEY ACT OF 2002

I, John P. Van Vlack, state and attest that:

1.	I am the Chief Executive Officer of Home Loan Servicing Solutions, Ltd. (the “Registrant”).

2.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•	the Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of the Registrant, as filed with the Securities and Exchange Commission on February 6, 2014, for the year ended December 31, 2013 (the “periodic report”) containing financial statements fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the periodic report fairly represents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented.

Name:	/s/ John P. Van Vlack
Title:	Chief Executive Officer
Date:	August 18, 2014